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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 27, 2004


                                    QLT Inc.
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             (Exact name of registrant as specified in its Charter)


British Columbia, Canada               000-17082                      N/A
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(Jurisdiction of               (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
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               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           c) Exhibits

           Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:


Exhibit
Number     Description
-------    -----------
99.1       Press Release dated April 27, 2004 (2004 Q1 Financial Results)


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is furnished pursuant to Item 12, "Disclosure of Results of Operation and Financial Conditions."

           On April 27, 2004, QLT Inc. announced its financial results for the quarter ended March 31, 2004 and updated guidance for 2004. The full text of the press release announcing such results is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorised.

                                                     QLT Inc.
                                       -------------------------------------
                                                                (Registrant)



                                       By:

Date  April 27, 2004                   /s/  Paul J. Hastings
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                                                                 (Signature)
                                       President and Chief Executive Officer